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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: March 15, 2002
                                         --------------

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                                   AVAYA INC.
                                   ----------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

          DELAWARE                      1-15951                 22-3713430
------------------------       ---------------------          --------------
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                              IDENTIFICATION
                                                              NUMBER)

                               211 MOUNT AIRY ROAD
                             BASKING RIDGE, NJ 07920
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (908) 953-6000
                    ----------------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)


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ITEM 5. OTHER EVENTS.

         On March 15, 2002, Avaya Inc. closed an underwritten public offering of 19,550,000 shares of common stock (which amount includes 2,550,000 shares issued upon exercise of the underwriter's over-allotment option). The proceeds to Avaya from the offering (before deducting expenses) were $111,884,650. A copy of the Underwriting Agreement, dated as of March 11, 2002, between Avaya and Bear, Stearns & Co. Inc. is attached hereto as Exhibit 1.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

   Exhibit 1.1 Underwriting Agreement, dated as of March 11, 2002, between Avaya Inc. and Bear, Stearns & Co. Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAYA  INC.


Date:  March 15, 2002                By:   /s/ Pamela F. Craven
                                        ----------------------------------------
                                         Name:  Pamela F. Craven
                                         Title: Senior Vice President, General
                                                Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit 1.1 Underwriting Agreement, dated as of March 11, 2002, between Avaya Inc. and Bear, Stearns & Co. Inc.








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